EXHIBIT 10.2

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference on Form S-8 (333-90164 and 333-97089) of our report on the financial statements of Circle Group Holdings, Inc. (formally known as Circle Group Internet Inc.) and Subsidiaries, as of and for the year ended December 31, 2001, dated February 28, 2002, included in the Annual Report on Form 10-KSB of Circle Group Holdings, Inc. and Subsidiaries for the year ended December 31, 2002.


                                                     /s/ McGladrey & Pullen, LLP


Chicago, Illinois
April 11, 2003